UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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BG Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

May 21, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BG Financial Group, Inc. (the “Company”) to be held at 10:00 a.m., Eastern Daylight Time on Wednesday, June 6, 2007, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

At the meeting you will be asked to:

•       Ratify an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc.

•       Elect two Class III directors to serve until the 2010 annual meeting of shareholders; and

•  Transact such other business as may properly come before the meeting or any adjournment thereof.

We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Detailed information relating to the Company’s activities and operating performance during fiscal 2006 is contained in the Company’s Annual Report on Form 10-K, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2006 Annual Report on Form 10-K, you may request a copy from J. Robert Grubbs, President, BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744, (423) 636-1555. In addition, you may access and review our annual financial statements for the year ended December 31, 2006 at our website www.bankofgreeneville.com.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holding. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy as soon as possible to:

BG Financial Group, Inc.
P. O. Box 610
Greeneville, Tennessee  37744

Please RSVP to Leanna Harrison on or before May 25, 2007 at (423) 636-1555 if you plan on personally attending the annual meeting. If you have any questions in the interim, please do not hesitate to contact me.

BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 6, 2007

Notice is hereby given that the Annual Meeting of Shareholders of BG Financial Group, Inc. (the “Company”) will be held on Wednesday, June 6, 2007, at 10:00 a.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, for the following purposes:

1.                To ratify an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc.

2.                To elect two Class III directors to serve until the 2010 annual meeting of shareholders; and

3.                To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 20, 2007 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

By Order of the Board of Directors
/s/ T. DON WADDELL
T. Don Waddell
Secretary
May 21, 2007

YOUR VOTE IS IMPORTANT

Whether you expect to attend the meeting or not, please mark, sign, date, and return the enclosed proxy as promptly as possible to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee  37744. In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement and accompanying proxy are being furnished to shareholders of BG Financial Group, Inc. (the “Company”) in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of shareholders. Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, notice of annual meeting and proxy will be mailed to all shareholders on or about May 21, 2007.

BG Financial Group, Inc., is a bank holding company for Bank of Greeneville (the “Bank”), headquartered in Greeneville, Tennessee.

Information About the Annual Meeting

When is the annual meeting?

Wednesday, June 6, 2007 at 10:00 a.m. Eastern Daylight Time.

Where will the annual meeting be held?

General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

What items will be voted upon at the annual meeting?

You will be voting upon the following matters:

1.                Ratification of an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc.

2.                Election of two Class III directors to serve until the 2010 annual meeting of shareholders; and

3.                Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 20, 2007, the record date. Each shareholder is entitled to one vote for each share of common stock held on April 20, 2007. On that date, there were 2,310,771 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For ratification of an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc., you may vote “for” or “against,” or you may “abstain” from voting. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the ratification of an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc., “for” the election of the nominees for directors.

The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1.                submitting another proxy with a more recent date than that of the proxy first given; or

2.                sending written notice of revocation to our corporate secretary, T. Don Waddell, c/o BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

3.                attending the annual meeting and voting in person, although attending the meeting will not by itself revoke your previously granted proxy.

If I plan to attend the annual meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for shareholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

If a quorum is present at the annual meeting, the ratification of the amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc., will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a “quorum” for the meeting?

A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. As of April 20, 2007, there were 2,310,771 shares of common stock issued and outstanding, so 1,155,386 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s board of directors. The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year’s annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2008 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than January 22, 2008. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2008 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above by or before April 7, 2008. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2008 annual meeting.

Proposal 1—Ratification of an Amendment to the Company’s Charter to Change the
Name of the Company to American Patriot Financial Group, Inc.

In 2006, as part of the Company’s strategic planning process, the board of directors determined that the use of the current name of the bank, Bank of Greeneville, may limit opportunities for the bank in the event the board of directors determines it would be beneficial to expand the bank into different geographic markets. In consultation with legal counsel, several proposed new names for the bank were reviewed. Based upon such reviews, management recommended and the board of directors approved changing the name of the bank to American Patriot Bank. On April 17, 2007 the bank announced that this change will be effective May 1, 2007. The Company believes that this change will help the bank build a brand identity both in its existing market and in any potential new geographic markets.

In keeping with this common theme, the Company’s management and board of directors also recommended that the name of the holding company be changed from BG Financial Group, Inc. to American Patriot Financial Group, Inc. In order to change the name of the Company, the proposed charter amendment must be approved by the shareholders.

If this proposal is approved by the Company’s shareholders at the annual meeting, the amendment to the Charter will become effective upon the filing of Articles of Amendment with the Secretary of State of Tennessee, which filing would be expected to take place immediately following the annual meeting.

Paragraph 1 of the Charter, as amended by the proposed amendment, would read as follows:

1.                The name of the Corporation is American Patriot Financial Group, Inc.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE PROPOSED AMENDMENT AND UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE PROPOSED AMENDMENT TO THE COMPANY’S CHARTER.

Proposal 2—Election of Directors

The board of directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The board has nominated the following two persons to serve as Class III directors: William J. Smead and Roger A. Woolsey, and if elected they will serve until the 2010 annual meeting of shareholders. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the board listed below will continue as members of the board until their respective terms expire, as indicated below. All of the current directors and nominees have served as directors of the Bank since it began operations in July 2001, and have been members of the board of the Company since it was formed in 2003. Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

Information about the individuals nominated as directors and the remaining members of the board is provided below. Shares of common stock represented  by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

CLASS III NOMINEES FOR ELECTION
(Terms Expiring 2010)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
William J. Smead	61	Physician; Director and Chairman of the Board	2001	*
Roger A. Woolsey	52	Attorney; Director	2001	*

*                    Includes time served on Bank of Greeneville board of directors

William J. Smead is a director and Chairman of the Board of the Company and the Bank. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from University of Arkansas.

Roger A. Woolsey is a director of the Company and the Bank. Mr. Woolsey practices law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS I INCUMBENT DIRECTORS
(Terms Expiring 2008)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
J. Robert Grubbs	53	Bank President; President and Chief Executive Officer; Director	2001	*
Leonard B. Lawson	50	General Manager, Chevrolet Dealership; Director	2001	*

*                    Includes time served on Bank of Greeneville board of directors

J. Robert Grubbs serves as the President and Chief Executive Officer of the Bank and the Company, and is a director of the Bank and the Company. Prior to joining the Bank, Mr. Grubbs was an Executive Vice President with Andrew Johnson Bank in Greeneville, Tennessee, and prior to that was a Senior Vice President with Greene County Bank in Greeneville, Tennessee. Mr. Grubbs received his undergraduate degree from the University of Tennessee in 1975 and has a law degree from the Nashville School of Law.

Leonard B. Lawson is a director of the Company and the Bank. He is the Vice President and General Manager of Lawson Chevrolet and Mazda, Inc. in Greeneville, Tennessee, the Vice President Dealer-Operator of Lawson Mountain Mazda Mitsubishi, President Dealer Gateway Ford Lincoln and Mercury, and the Vice President of Lawson Chevrolet. Mr. Lawson received his B.S. degree in marketing from the University of Tennessee in 1978 and graduated from the General Motors School of Merchandising and Management.

CLASS II INCUMBENT DIRECTORS
(Terms Expiring 2009)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since
Don E. Claiborne	52	Veterinarian; Director and Senior Vice President of Bank	2001	*
Wendy C. Warner	46	Real Estate; Director	2001	*

*                    Includes time served on Bank of Greeneville board of directors

Don E. Claiborne is a director of the Company and the Bank. Mr. Claiborne serves as Senior Vice President and Loan Officer of the Bank. A retired veterinarian, he is the former owner of Brookfield Animal Hospital in Greeneville, Tennessee. Mr. Claiborne received both his doctor of veterinary medicine degree and his undergraduate degree from the University of Tennessee in Knoxville.

Wendy C. Warner is a director of the Company and the Bank. Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee. She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation.

EXECUTIVE OFFICERS

Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. The Company has the following executive officer in addition to Mr. Grubbs, whose description is detailed above in Proposal 1. Election of Directors.

Name	Age	Present Position
T. Don Waddell	59	Chief Financial Officer, Secretary

T. Don Waddell serves as the Chief Financial Officer and Secretary of the Bank and the Company. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in private practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

Name	Age	Present Position
Douglas P. Archbold	62	Chief Credit Officer

Douglas P. Archbold serves as the Chief Credit Officer of the Bank and the Company. Prior to joining the Bank, Mr. Archbold held similar positions at other banks for a period spanning several decades. Mr. Archbold holds a baccalaureate degree in economics from Hobart College and a MBA in accounting and finance from Rochester Institute of Technology.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

Pursuant to Tennessee law, the Company’s business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

The Company’s bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The board is currently composed of 6 members. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the Company’s common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company’s directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of a majority of the board of directors.

2006 Board and Committee Meetings

During 2006 the Bank’s board of directors held thirteen meetings, the Audit Committee held two meetings, the ALCO Committee held twelve meetings, the Executive Committee held one meeting, the IT Committee held one meeting, and the Compensation Committee held three meetings. All board members attended at least 75% of our board meetings and the meetings of the committees of which that director is a member.

Attendance at Annual Shareholders’ Meeting

All directors are expected to attend the annual shareholders’ meeting and their attendance is recorded in the minutes. All board members attended the annual shareholders’ meeting last year.

Board Committees

The board has 2 standing committees: the Audit Committee and the Compensation Committee.

Audit Committee.   The Audit Committee consists of Messrs. Lawson, Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to insure the accuracy and reliability of the Company’s financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies. No member of the Audit Committee is an “Audit Committee Financial Expert” as that term is defined in Item 401(h) of Regulation S-K. The board believes that the expense to retain an Audit Committee Financial Expert at this time is cost prohibitive. However, the board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee.   The Compensation Committee consists of Messrs. Grubbs, Lawson, Woolsey and Smead. The Compensation Committee evaluates the performance of the Bank’s executive officers and determines their compensation. The Compensation Committee does not have a charter. Mr. Grubbs, who is also a Named Executive Officer, does not participate in the discussion or approval of his compensation.

Nominations for Directorships

The Company currently has no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the board are independent and because the Company has determined that the entire board of directors itself adequately serves the function of a nominating committee.

The board has determined that all of the directors, other than Messrs. Claiborne and Grubbs, are independent under the New York Stock Exchange requirements. Vacancies on the board may be filled by a majority of the remaining directors.

With respect to the nominating process, the board discusses and evaluates possible candidates in detail. The board selects new nominees for the position of an independent director based on the following criteria:

•       Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•       Current knowledge and contacts in market areas the Bank serves in the banking industry or other industries relevant to the Company’s business.

•       Diversity of viewpoints, background, experience and other demographics.

•       Ability and willingness to commit adequate time to board and committee matters.

•       The fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective and responsive to its duties and responsibilities.

The board does not set specific, minimum qualifications that nominees must meet in order for the board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the board of directors.

Once a candidate is identified whom the board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

The board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairperson of the Board, in care of the Corporate Secretary. A shareholder’s nomination must contain:

•       A statement that the writer is a shareholder and is proposing a candidate for consideration by the board;

•       The name of and contact information for the candidate;

•       A statement of the candidate’s business and educational experience;

•       Information regarding each of the factors listed above, sufficient to enable the board to evaluate the candidate;

•       A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•       A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•       A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Board of Directors, c/o Corporate Secretary, BG Financial Group, Inc., 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745, and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate remuneration paid by the Company for services for the years ended December 31, 2006 to the Named Executive Officers of the Company.

Name and Principal Position	Year	Salary	(1) Bonus	Stock awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	Other Annual Compensation		Total
J. Robert Grubbs	2006	$161,958	$4,961	$0	$0	$0	$7,944	(2)	$187,363
President and Chief Executive Officer
Douglas P. Archbold	2006	$141,450	$5,100	$0	$0	$0	$0		$164,550
Sr. Vice President and Chief Credit Officer
T. Don Waddell	2006	$75,597	$2,205	$0	$0	$0	$0		$77,802
Chief Financial Officer

(1)          Amount received through profit-sharing plan in which all full-time employees of the Bank participate based on a percentage of annual base salary.

(2)          This amount includes an automobile allowance.

GRANTS OF PLAN-BASED AWARDS

The Company made no grants of plan-based awards in fiscal 2006.

Employment Agreements

There are currently no employment agreements in place with respect to the Bank’s executive officers or the Company’s executive officers.

Cash bonus

The Named Executive Officers do not receive any cash bonus other than the profit sharing plan, available to all employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

The following table sets forth information with respect to our outstanding option awards as of December 31, 2006 for our Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
J. Robert Grubbs	116,825	—	—	$3.33	7/16/2011	—	—	—	—
T. Don Waddell	16,000	—	—	$3.33	7/16/2011	—	—	—	—
Douglas P. Archbold	15,000			$17.00	9/1/2014

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1) ($)	Stock awards	Option Awards(2) ($)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total ($)
Don E. Claiborne	12,500	—	—	—	—	—	12,500
Leonard B. Lawson	12,950	—	—	—	—	—	12,950
William J. Smead	13,550	—	—	—	—	—	13,550
Wendy C. Warner	15,050	—	—	—	—	—	15,050
Roger A. Woolsey	13,250	—	—	—	—	—	13,250
J. Robert Grubbs	12,500	—	—	—	—	—	12,500

Director Compensation

Directors receive $500 for each board meeting they attend. The directors, other than those individuals who also serve as officers, receive $150 for each committee meeting they attend. All directors receive an annual retainer of $6,000. During 2006, the Bank paid $79,800 in directors’ fees.

Other Directorships and Family Relationships

No director of the Company currently serves as a director of any other public company. We are not aware of any family relationships between any of our directors and executive officers.

OPTIONS EXERCISED AND STOCK VESTED TABLE

No options were exercised by the Named Executive Officers during fiscal 2006.

PENSION BENEFITS

There are currently no Pension Benefits in place with respect to the Bank’s executive officers or the Company’s executive officers.

NONQUALIFIED DEFERRED COMPENSATION TABLE

There are currently no Nonqualified Deferred Compensation benefits in place with respect to the Bank’s executive officers or the Company’s executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee of the Board is comprised of 4 directors on the Board of Directors and is responsible for making decisions concerning cash and other compensation paid to our Chief Executive Officer and our other Named Executive Officers. Executive officers that are also Compensation Committee members do not participate in discussions or vote on matters relating to their compensation. Except for the executive officers that are also members of the Compensation Committee, each member of the Compensation Committee is independent within the meaning of NASD’s listing standard and is appointed annually.

The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of our Named Executive Officers. The Compensation Committee met three times during 2006.

Executive Compensation Philosophy

Bank of Greeneville seeks to provide an executive compensation package that is driven by overall financial performance, increase in shareholder value, success of the business unit directly impacted by the executive’s performance and the performance of the individual executive. Executive compensation is intended to be set at levels that the Compensation Committee, believes is consistent with a peer group of banks selected by the Committee.

Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled workforce we must remain competitive with the pay of other employers who compete with us for talent. Compensation programs must deliver top-tier compensation for top-tier individual and company performance. The objectives of pay for performance and retention must be balanced. Even in periods of temporary downturns in company performance, the programs should continue to ensure that successful, high-achieving employees remain motivated and committed to us.

Objectives of Executive Compensation

The objectives of our executive compensation program are to attract and retain quality executive leadership and to enhance the individual executive’s performance. The compensation committee bases its executive compensation program on the same objectives that guide us in establishing all of our compensation programs. Compensation is based upon the level of job responsibility, individual performance and company performance.

The committee strives to meet these objectives while maintaining market competitive pay levels and ensuring that we make efficient use of our resources and have predictable expense recognition.

Chief Executive Officer Compensation

The job requirements of the Company require a CEO that can build a high-performing financial franchise and:

•       Meet or exceed ongoing profitability goals;

•       Recruit and retain a work force which embraces the culture of a high growth, values-oriented enterprise;

•       Market a financial firm that emphasizes distinctive service and expert advice to clients;

•       Plan and execute the necessary capital raising efforts to support the growth of the Company.

•       Manage and measure the risk characteristics of the firm (including soundness, operational, and reputation risks) such that risks and returns remain in balance;

•       Conduct business that is consistent with the standards of the various regulatory bodies; and

•       Provide for a corporate governance process that is considered “best practice” among publicly held entities.

In light of these job requirements, the Compensation Committee’s process for determining the compensation of J. Robert Grubbs, the Company’s CEO, involved evaluating the current performance of the CEO in accomplishing the above described job requirements as well as taking into consideration the CEO’s educational background, experience and past performance as a financial executive.

Competitive Positioning

Base salaries for other named executive officers are determined initially by evaluating the responsibilities of the positions held, and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of Bank of Greeneville and the performance of the other named executive officers.

Base Salary

Base salaries are determined initially by evaluating the responsibilities of the positions held, and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, our performance and the performance of the individual executive officer.

Equity Incentive

Currently, we do not have an equity incentive plan but at various times our board of directors at their discretion has granted stock option awards to the Chief Executive Officer and other executive officers as well as other employees.

Composition of Total Compensation

Bank of Greeneville provides a competitive mix of pay elements that align executive incentives with shareholder value. The executive compensation includes both short and long term compensation, with an emphasis on long-term compensation that is tied to corporate and stock price performance. We choose to use stock options in the long-term component of total compensation for named executive officers as it makes stock price appreciation fundamental in realizing a compensation benefit. By emphasizing longer performance measurement periods by using long-term incentives, we align our executive’s interests with our shareholders and create a strong retention tool.

Base salaries are designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. Base salaries are provided to ensure a basic level of compensation and necessary to recruit and retain executives. An important aspect of base salaries is the committee’s ability to use annual base salary adjustments to reflect an individual’s performance or change in responsibilities.

Summary

In summary, we believe the mix of salary, and the potential for equity ownership in Bank of Greeneville motivates our management team to produce strong results for shareholders. We further believe that this program strikes an appropriate balance in operating our business and appropriate employee rewards based on shareholder value creation.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report shall not be deemed filed or incorporated by reference into any other document, including the Corporation’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report into any such filing by reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for its 2007 Annual Meeting of Shareholders.

Submitted by the Compensation Committee of the Corporation’s Board of Directors

J. Robert Grubbs
Don E. Claiborne
Leonard B. Lawson
Roger A. Woolsey
William J. Smead

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

None of the executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors. The Compensation Committee has the authority to make all decisions relating to executive officer compensation, which are then reviewed by the full board. They may delegate that authority to other persons specifying what authority is so delegated and to whom. Mr. Grubbs, who is also an executive officer, does not participate in the discussion or approval of his compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of April 20, 2007, the Company’s records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a named executive officer of the Company and (ii) all directors and executive officers as a group. Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, other than the share exchange with the Company on January 23, 2004, or any arrangement which may, at a subsequent date, result in a change in control of the Company. Management of the Company does not know of any person, other than J. Robert Grubbs, who owns, beneficially or of record, more than 5% of the Company’s outstanding common stock. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

	Beneficial Ownership of Common Stock
Douglas P. Archbold	15,000	(8)	.65
380 Golf Trace Drive Greeneville, TN 37743
Don E. Claiborne	93,876	(2)	4.06
3888 Buckingham Road Greeneville, TN 37745
J. Robert Grubbs	120,039	(3)	5.19
1706 Brentwood Drive Greeneville, TN 37743
Leonard B. Lawson	39,014	(4)	1.68
290 Meadowwood Greeneville, TN 37745
William J. Smead	110,166	(5)	4.75
330 Patricia Lane Greeneville, TN 37743
T. Don Waddell	22,000	(6)	1.00
231 Fairfield Drive Greeneville, TN 37745
Wendy C. Warner	30,439		1.32
401 Oak Grove Avenue Greeneville, TN 37745
Roger A. Woolsey	34,486	(7)	1.49
3104 Charlie Doty Road Greeneville, TN 37743
Directors and Executive Officers	465,020		20.12
(seven total)

(1)          Based on 2,310,771 shares of issued and outstanding common stock as of April 20, 2007, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.

(2)          Includes 30,000 shares beneficially owned by Dr. Claiborne’s wife, 3,940 shares beneficially owned by Dr. Claiborne’s daughter and 4,000 shares beneficially owned by Dr. Claiborne’s son, and 15,000 exercisable stock options.

(3)          Includes 116,825 exercisable stock options.

(4)          Includes 30,750 shares held in Lawson Chevrolet Retirement Fund and 125 shares owned by Mr. Lawson’s son.

(5)          Includes 54,500 shares beneficially owned by Dr. Smead’s wife, 150 shares owned by Dr. Smead’s mother-in-law, 80 shares owned by grandchildren,  and 300 shares beneficially owned by each of Dr. Smead’s three daughters to which Dr. Smead disclaims beneficial ownership of 600 shares.

(6)          Includes 16,000 exercisable stock options.

(7)          Includes 1,800 shares beneficially owned by each of Mr. Woolsey’s two children and 850 shares beneficially owned by Mr. Woolsey’s wife.

(8)          15,000 exercisable stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. As of December 31, 2006, the largest aggregate amount of loan transactions with directors and officers of the Bank and their affiliates during the year totaled approximately $2,323,168, which amount is equal to 26.3% of the equity capital accounts of the Bank. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Other Directorships and Family Relationships

No director of the Company currently serves as a director of any other public company. We are not aware of any family relationships between any of our directors and executive officers.

PRINCIPAL ACCOUNTING FEES AND SERVICES

For services rendered in 2006 and 2005 by Pershing, Yoakley and Associates, P.C. (PYA) we incurred the following fees:

Audit Fees

The aggregate fees billed by PYA for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal years 2006 and 2005 were $66,175 and $79,180, respectively.

Audit Related Fees

None

Tax Fees

The aggregate fees billed by PYA for in fiscal years 2006 and 2005 for professional services for tax compliance, tax advice and tax planning were $8,400 and $7,535, respectively.

All Other Fees

There were no fees billed by PYA for other services rendered in 2006 and 2005.

The Audit Committee approved the above services to be performed by PYA for the current year ended.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by PYA, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the Securities and Exchange Commission. All services by PYA must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with PYA’s independence, and found that this provision of services is compatible with maintaining the principal accountant’s independence.

CODE OF ETHICS

The board of directors of the Company has adopted a code of ethics that applies to all directors and executive officers of the Company, including the principal executive officer, the principal financial officer, and the principal accounting officer (the “Executive Management Team”). The code of ethics, which fulfills the requirements of the criteria established by applicable Securities and Exchange Commission regulations is part of the code of ethics that applies to all employees of the Bank. The code of ethics is available at the Bank’s website at www.bankofgreeneville.com. The Company will also provide a copy of the code of ethics free of charge to any person requesting a copy from the Company in writing. Such requests should be sent to the attention of J. Robert Grubbs, President, at the address above.

AUDIT COMMITTEE REPORT
OF THE BOARD OF DIRECTORS

The Audit Committee consists of 4 directors: Messrs. Lawson, Woolsey and Smead and Ms. Warner. Each member meets the independence and qualification standards required by the New York Stock Exchange. During the fiscal year ended December 31, 2006, the Committee met two times. The Audit Committee has adopted a written charter which is available on the Company’s website at www.bankofgreeneville.com.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Committee’s chief duties are to:

•       hire one or more independent public accountants to audit the Company’s books, records and financial statements and to review its system of accounting, including its systems of internal control;

•       monitor and evaluate, independently and objectively, the Company’s internal financial controls and financial reporting procedure;

•       discuss with the independent accountants the results of their audits and reviews;

•       periodically communicate the Committee’s findings to the Board of Directors; and

•       facilitate communication among the Board of Directors, the independent auditors, and the Company’s management.

The Committee has obtained and reviewed, from the independent auditors, Pershing Yoakley & Associates, P.C., a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence. This statement conforms to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself that the auditors are independent of the Company.

While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact “independent.”

The Committee has discussed with management the Company’s audited financial statements for the year ended December 31, 2006. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the Company’s financial statements. The Committee has also discussed with the independent auditors their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:
Leonard B. Lawson
William J. Smead
Wendy C. Warner
Roger A. Woolsey

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than 10% of the common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”), as well as to furnish the Company with a copy of such report. It is the policy of the Company to file these reports with the SEC on behalf of its directors and executive officers. Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2006, to our knowledge, all directors and executive officers of the Company and the Bank made timely filings of all required forms except for Mrs. Warner who was late with respect to one filing that was subsequently filed on a Form 4.

OTHER MATTERS

The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,
/s/ T. DON WADDELL
T. Don Waddell
Secretary
Greeneville, Tennessee
May 21, 2007

PROXY
BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee  37744

ANNUAL MEETING OF SHAREHOLDERS
June 6, 2007

PLEASE SIGN AND RETURN PROMPTLY TO THE BG FINANCIAL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints J. Robert Grubbs or Roger A. Woolsey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of BG Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Wednesday, June 6, 2007, at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

(1)              As to the ratification of an amendment to the Company’s charter to change the name of the Company to American Patriot Financial Group, Inc.

☐ For	☐ Against	☐ Abstain

(2)              As to the election of the board of directors listed in the proxy statement delivered in connection with the annual meeting:

☐ For all nominees listed below	☐ Withhold Authority to vote for all nominees isted below

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

William J. Smead	Roger A. Woolsey

(3)              In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

Please Sign below and Return to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744. This Is the Only Document You Need to Return at this Time.

Date:

Signature of Shareholder(s)

Date:

Signature of Joint Shareholder(s)
☐ I will attend shareholder meeting	☐ I will not attend shareholder meeting